Exhibit 10.61

PURCHASE AGREEMENT

This Purchase Agreement (“Agreement”) is made and entered into as of 8/26/2024 , by and between CFG Merchant Solutions, LLC, a Delaware limited liability company located at 180 Maiden Lane 15th Floor, New York, NY 10038 (“Buyer”), as Buyer, and LOOP MEDIA INC DBA LOOP MEDIA located at 2600 W OLIVE AVE ST E 5470, Burbank, CA, 91505 (hereafter “Seller”), as Seller, and each Guarantor identified below (each a “Guarantor”). Capitalized terms not otherwise defined herein, shall have the same meanings ascribed to them in the Uniform Commercial Code as adopted in the State of New York (“UCC”) and the Fee Structure Addendum as applicable.

SCHEDULE OF PURCHASED RECEIPTS

Purchase Price:
(The dollar amount that Buyer is paying for the Amount Sold of Seller’s Future Receipts.)	$700,000.00
Amount Sold:
(The dollar value of the Future Receipts being sold.)	$962,500.00
Purchased Percentage:
(The percentage of Future Receipts Seller agrees to remit to Buyer on a daily basis.)	14.44%
Daily Amount:
(The dollar amount eligible to be collected from Seller’s Bank Account each business day that represents the Average Monthly Receipts of $700,000.00 x Purchased Percentage / average business days in calendar month. By signing below, Seller and each Guarantor hereby verify that as of the date of this Agreement the amount of average monthly receipts is an accurate estimate of the Seller’s monthly average future receipts.)	$4,812.60
Weekly Amount:
(The Daily Amounts are to be collected at the end of each week, with each weekly collection to equal 5 times the Daily Amount, representing a 5-day week, subject to the terms and conditions below.)	$24,063.00
Contract Origination Fee:
(Shall be deducted from the initial advance.)	$8000.00
Facility Fee:
(Shall be deducted from the initial advance.)	$0.00
Wire Fee:
(Shall be deducted from the initial advance.)	$0.00
ACH Program Fee:
(Shall be deducted from the initial advance.)	$0.00
Risk Assessment Fee:
(Shall be deducted from the initial advance.)	$0.00

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 1

PURCHASE AND SALE OF FUTURE RECEIPTS

1.	Sale of Future Receipts. Seller agrees to sell to Buyer, in consideration of the Purchase Price as specified in the Schedule of Purchased Receipts, the Amount Sold, by delivering the Purchased Percentage of the proceeds of each future sale made by Seller (“Future Receipts”), including amounts due from Seller’s payment card processor (hereafter “Processor”). “Future Receipts” includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Payment Card”) or other form of monetary payment in the ordinary course of Seller’s business. As payment for the Amount Sold, Buyer will deliver to Seller the Purchase Price, shown above, minus any fees shown above. Seller acknowledges that it has no right to repurchase the Amount Sold from Buyer.

2.	Collection of Future Receipts; Collection Authorization; Collection Frequency. Buyer will be entitled to collect on a daily basis the cash attributable to the Purchased Percentage of the Future Receipts as specified in the Schedule of Purchased Receipts. Buyer agrees to accept the remittance of the Daily Amount in one of the following methods: (a) directly from the Processor; (b) by debiting the Seller’s bank account; or (c) by debiting a deposit account established by Seller that is approved by Buyer. Buyer will notify Seller in advance which method of remittances Buyer selects from time to time. Seller understands that this authorization is a fundamental condition to induce Buyer to enter into this Agreement.

a.	Directly from Processor. If Buyer agrees to accept the remittance of the Daily Amount directly from the Processor, Seller agrees to enter into an agreement with Processor that authorizes Processor to deliver the Daily Amount directly to Buyer rather than to Seller. This authorization shall be irrevocable, absolute and unconditional. Seller hereby irrevocably grants Processor the right to hold the Daily Amount and remit to Buyer directly (at, before or after the time Processor credits or remits to Seller the balance of the Future Receipts not sold by Seller to Buyer). Seller acknowledges and agrees that Processor may provide Buyer with Seller’s Payment Device processing history, including without limitation Seller’s chargeback experience and any communications about Seller received by Processor from a Payment Card processing system. Seller acknowledges that Buyer does not have any power or authority to control the Processor’s actions with respect to the authorization, clearing, settlement and other processing of transactions and that Buyer is not responsible for the Processor’s actions. Seller agrees to hold Buyer harmless for the Processor’s actions or omissions. Before 5:00 P.M. EST of the day following each day that Seller conducts business, Seller shall cause Processor or Processor’s agent to deliver to Buyer, in a format acceptable to Buyer, a record from Processor reflecting the total gross dollar amount of the preceding day’s debit and Payment Card transactions processed by Seller, irrespective of whether such amount consists of sales, taxes or other amounts collected by Seller from its customers (hereafter “Daily Batch Amount”). In the event that Seller is unable to procure Processor’s compliance in a timely manner or as otherwise required under this section, within two (2) business days’ written notice from Buyer to Seller of the same, Seller shall, at its sole expense, terminate its relationship with Processor and exclusively engage the services of an alternative processor that Buyer approves in writing, which Payment Card processor shall thereafter be referred to and included within the meaning of “Processor” herein.

b.	Debiting Seller’s Bank Account. If Buyer agrees to accept the remittance of the Daily Amount by debiting the Seller’s bank account, Seller irrevocably authorizes Buyer or its designated successor or assignee to withdraw the Daily Amount by initiating a debit via the Automated Clearing House (ACH) system or any other electronic means, or any other means deemed appropriate to debit entries to Seller’s account at the business bank that Seller may designate to Buyer, from time to time (hereafter “Bank Account”) or by means of a split funds or lock box arrangement with a Processor or other third party. Seller agrees to take such action, including the execution of agreements with third parties, as Buyer may require to obtain the Daily Amount by means of the methods described above. In the event that Buyer withdraws erroneously from the Bank Account, Seller authorizes Buyer to credit the Bank Account for the amount erroneously withdrawn. Buyer shall not be required to credit the Bank Account for amounts withdrawn related to Payment Card transactions which are subsequently reversed for any reason.

c.	Debiting an Approved Account. If Buyer agrees to accept the remittance of the Daily Amount by debiting a bank account established by Seller that is approved by Buyer (“Approved Account”), Seller agrees to complete all necessary forms to establish the Approved Account. Seller acknowledges and agrees that any funds deposited into the Approved Account by Seller’s Payment Card processor will remain in the Approved Account until the Daily Amount is withdrawn by Buyer and then the remaining funds, minus any amount required to maintain the minimum balance for the Approved Account, will be forwarded to Seller’s Bank Account.

d.	Changing the Collection Frequency. Buyer and Seller agree that if the collection frequency of the Daily Amount is on a weekly basis, each weekly collection will be to equal five (5) times the Daily Amount (representing a five (5) business day week). Either Buyer or Seller may request that a weekly collection be changed to occur on each business day. The party requesting a change must notify the other party in accordance with Section 18 (Notices). The change shall take effect promptly, but no later than one week from the date such notice is either sent or received by Buyer.

3.	Seller shall pay all fees and charges allowable under this Agreement together with all of the fees and charges set forth on the Fee Structure Addendum, attached hereto as Exhibit A and incorporated by reference immediately upon assessment. Buyer is not required to provide notice to Seller prior to the assessment of any of the fees and charges set forth in this Agreement or any of the fees and charges set forth in the Fee Structure Addendum.

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 2

4.	Seller’s Representations, Warranties and Covenants. Seller represents, warrants and covenants the following as of this date, and unless otherwise stated, at all times during the course of this Agreement:

	a.	Seller is a business that regularly accepts payments by Payment Cards as a means by which its customers pay Seller for amounts due whether for goods sold, services rendered or in satisfaction of other amounts owed.

	b.	Seller shall not take any action to discourage the use of Payment Cards which are settled though Processor or to permit any event to occur which could have an adverse effect on the use, acceptance or authorization of Payment Cards for the purchase of Seller’s services and products.

	c.	Seller shall conduct its business consistent with past practice and shall use the Purchase Price, whether the funding of such Purchase Price occurs contemporaneous with the execution of this Agreement or anytime time thereafter, solely for business purposes and none will be used for personal, household or consumer purposes.

	d.	Any and all Payment Card processing terminals and/or point of sale systems shall be approved by Buyer and programmed to process only through a Buyer-approved Processor.

	e.	Seller shall deposit all Future Receipts into the Bank Account and shall not close or change the Bank Account or change the Processor through which the major Payment Cards are settled to another processor, cease or change its payment instruction or other arrangements with Processor or to permit any event to occur that could cause a diversion of any of Seller’s Payment Card transactions to another processor without Buyer’s prior written consent. In the event that Seller changes its Buyer-approved Processor without Buyer’s written consent, Seller shall, in addition to paying any other damages suffered by Buyer, pay to Buyer the Blocked Account Fee set forth in the Fee Structure Addendum as liquidated damages, as it will be impracticable or extremely difficult to determine the resulting damages suffered by Buyer.

	f.	Within two (2) business days of its receipt of the notice described in Section 2a. of this Agreement hereinabove, Seller shall at its sole expense, terminate its relationship with Processor and exclusively engage the services of an alternative Payment Card processor that Buyer approves in writing and enter into any Seller Payment Card processing agreement as the alternative processor may require.

	g.	Each fact in any financial record, statement, books and records or other documents Seller has shown to Buyer, either before or after the execution of this Agreement, was true, accurate and complete at such dates. As of the date of this Agreement, Seller is in good standing with all financing agreements and is not contemplating bankruptcy.

	h.	Seller has not entered into any other agreement for the sale of Future Receipts and/or cash advance agreement except as disclosed to Buyer in writing, shall not enter into any other sale of Future Receipts and/or cash advance agreement, and has not accepted and shall not accept any other cash advance absent Buyer’s advance written consent.

	i.	Seller has not entered into any financing or factoring agreement, except as disclosed to Buyer in writing, and Seller shall not enter into any financing or factoring agreement absent Buyers advance written consent.

	j.	Seller has not granted a security interest in any of its Future Receipts to any third party except as disclosed to Buyer in writing, and Seller shall not grant a security interest in any of its Future Receipts absent Buyer’s advance written consent.

	k.	Seller shall not voluntarily sell, dispose, convey or otherwise transfer its business or assets without the express prior written consent of Buyer and the assumption of all of Seller’s obligations under this Agreement by the purchaser or transferee of the business or assets pursuant to documentation reasonably satisfactory to Buyer.

	l.	Seller shall furnish Buyer with the bank statements for its Bank Account and any and all other accounts to which proceeds from Seller’s sales are deposited within seven (7) calendar days of any such request by Buyer.

	m.	Seller shall unconditionally ensure that the cash Seller receives from Processor attributable to the Purchased Percentage based on the actual collections of the Future Receipts is immediately thereafter available to Buyer for collection via ACH, Split Funds, Lock Box or any other means deemed appropriate from Seller’s Bank Account. If any attempted ACH debit is rejected because the account is considered to have Non-Sufficient Funds (hereafter “NSF”) then Buyer will assess the NSF Fee set forth in the Fee Structure Addendum per each occurrence, to be automatically debited from Seller’s Bank Account.

	n.	Seller shall not attempt to revoke its ACH authorization to Buyer set forth in this Agreement or otherwise take any measure to intentionally interfere with Buyer’s ability to collect the cash Seller receives or is otherwise entitled to receive from Processor.

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 3

	o.	The Bank Account is established and used for business purposes only and not for personal, family, or household purposes.

	p.	Seller shall use the Purchase Price paid by Buyer for Future Receipts solely for business purposes in the ordinary course of Seller’s business and will not use any of the Purchase Price paid by Buyer for personal, household or consumer purposes.

	q.	As of the date of this Agreement, there are no pending lawsuits and/or claims against Seller except for those that Seller has disclosed in writing to Buyer.

	r.	Seller shall not conduct its businesses under any name other than as disclosed to Buyer, or open a new business with the intent to divert Seller’s Future Receipts or change any of its places of business, or change the type of business it conducts without Buyer’s prior written consent; and Seller represents that the information it furnished Buyer in this Agreement and preceding application, including, without limitation, Seller’s processing statements, is true and accurate in all respects and fairly represents the financial condition, result of operations and cash flows of Seller at such dates.

	s.	The person who signed this Agreement on behalf of Seller was authorized by Seller to sign this Agreement on behalf of Seller. Seller understands that: (i) the foregoing representations, warranties and covenants of Seller are a fundamental condition to induce Buyer to enter into this Agreement; (ii) Buyer is relying on these representations, warranties and covenants of Seller in entering into this Agreement; and (iii) Buyer would not make any payment of any Purchase Price to Seller hereunder if any of the foregoing representations, warranties and covenants were not accurate, including, without limitation, that the proceeds are or were to be used for anything other than for business purposes of the Seller in the ordinary course of Seller’s business.

5.	No Agency Relationship Created. Unless otherwise disclosed, Buyer is an entirely separate and independent entity from the Processor and the respective agents. Buyer does not have any power or authority or control over Processor’s actions with respect to the processing of Seller’s Payment Card transactions. Neither Processor or Buyer are the agent for the other, neither is authorized to waive or alter any term or condition of this Agreement and their representations shall in no way affect Seller’s or Buyer’s rights and obligations set forth herein.

6.	Nonrecourse Sale of Future Receipts; No Right to Repurchase. Seller and Buyer agree that the Purchase Price paid by Buyer in exchange for the dollar figure listed as the Amount Sold of Future Receipts as set forth in the Schedule of Purchased Receipts is for the purchase and sale of the Amount Sold of Future Receipts, is a true sale of receipts and is not intended to be, nor shall it be construed as, a loan or an assignment for security from Buyer to the Seller. Buyer assumes the risk that Future Receipts may be remitted more slowly than Buyer may have anticipated or projected because Seller’s business has slowed down, and the risk that the full Amount Sold may never be remitted because Seller’s business went bankrupt or Seller otherwise ceased operations in the ordinary course of business. Seller acknowledges that it has no right to repurchase the Amount Sold of Future Receipts from Buyer.

7.	Reconciliation and Adjusting the Daily Amount (IMPORTANT PROTECTION FOR SELLER): The initial Daily Amount is intended to represent the specified Purchased Percentage of Seller’s Future Receipts. At any time, Seller or Buyer may request that Buyer adjust the Daily Amount to more closely reflect the Seller’s actual Future Receipts times the specified Purchased Percentage.

	a.	How Seller may Request a Reconciliation. Seller may request a reconciliation by sending an email to reconciliation@cfgms.com.

	b.	How Buyer may Request a Reconciliation. Buyer may request a reconciliation in writing via regular mail or e-mail.

	c.	Adjusting the Daily Amount. Seller agrees to provide Buyer any information reasonably requested by Buyer to assist in this reconciliation, including but not limited to Seller’s most recent full month’s official Bank Account statement, along with a list of subsequent transactions from the end of that statement to-date in any format Buyer reasonably requests (the “Reconciliation Information”). Upon receipt of the Reconciliation Information, Buyer shall promptly (but no later than three (3) calendar days following Buyer’s reasonable verification of Reconciliation Information), adjust the Daily Amount on an going-forward basis to more closely reflect the Seller’s actual Future Receipts times the specific Purchased Percentage. After each adjustment made the pursuant to this paragraph, the new dollar amount shall be deemed the Daily Amount until any subsequent adjustment. If an adjustment results in an increate to the Daily Amount, Buyer will give Seller notice prior to any such adjustment.

	d.	Failure to Provide Reconciliation Information. If Seller requests a reconciliation and fails to provide the Reconciliation Information within seven (7) calendar days after Seller’s reconciliation request, Buyer may consider Seller’s reconciliation request withdrawn. If Buyer requests a reconciliation and Seller fails to provide the Reconciliation Information within seven (7) calendar days after the Buyer’s reconciliation request, Buyer may adjust the Daily Amount to the amount specified in the Schedule of Purchased Receipts.

8.	Updated Credit Reports. Seller and each of the Guarantors signing below authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Guarantors for the purpose of this Agreement, (ii) obtain consumer and business credit reports on the Seller and any of its Guarantors, and (iii) contact personal and business references provided by the Seller in any application, at any time now or for so long as Seller and/or Guarantors continue to have any obligation owed to Buyer as a consequence of this Agreement or for Buyer’s ability to determine Seller’s eligibility to enter into any future agreement with Buyer.

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 4

9.	Breach of Contract. A “Breach” of this Agreement shall include, but not be limited to, any of the following events: (a) Seller intentionally interferes with Buyer’s right to collect the Purchased Percentage or the Daily Amount; (b) the breach by Seller of any covenants, terms or conditions contained in this Agreement; (c) any representation or warranty made by the Seller in this Agreement or Seller’s application for this Agreement is incorrect, false or misleading; and (d) Seller fails to provide bank statements and other reasonably requested financial information within seven (7) calendar days after request from Buyer.

10.	Remedies for Breach of Contract. In the event of a Breach, Buyer shall be entitled to all remedies available at law and equity. The Purchased Percentage shall equal 100%. In addition to all other remedies, Buyer is entitled under the Agreement and by operation of law or equity, in the event of Seller’s Breach, the full uncollected Amount Sold plus all fees and charges (including legal fees) due under this Agreement will become due and payable in full immediately and Buyer may: (a) enforce the provisions of the Personal Guaranty of Performance; (b) proceed to protect and enforce its rights and remedies by arbitration or lawsuit; or (c) automatically debit Seller’s Bank Account all money due to Buyer without notice to Seller. Buyer shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Guarantor, to notify any Payment Card processor of the sale of Future Receipts and redirect the remittance of daily settlements to an account of Buyer’s choosing in order to settle all obligations due to Buyer under this Agreement. Neither failure on the part of Buyer to exercise, nor any delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of any other right. Subject to arbitration as provided in Section 33 of this Agreement, the remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity and shall survive termination of this Agreement.

11.	Breach of Contract Fee. In the event of a Breach, Buyer shall be entitled to charge and Seller shall pay the Breach of Contract Fee set forth on the Fee Structure Addendum as liquidated damages to cover the increased costs associated with administering Seller’s Breach.

12.	Acknowledgment of Security Interest and Security Agreement. The sale of Future Receipts by Seller to Buyer pursuant to this Agreement are “accounts”, “general intangibles”, or “payment intangibles” as those terms are defined in the UCC and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are “accounts” or “payment intangibles” then (i) the sale of the Future Receipts creates a security interest as defined in the UCC, (ii) this Agreement constitutes a “security agreement” under the UCC, and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without a Breach, Buyer may notify account debtors, or other persons obligated on the Future Receipts, of Seller’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.

13.	UCC-1 Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC in order to give notice that the Amount Sold is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer’s right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings.

14.	Sharing of Information. Seller hereby authorizes Buyer to share information regarding Seller’s performance under this Agreement with affiliates and unaffiliated third parties.

15.	Indemnification. Seller will indemnify and hold harmless Buyer and its officers, directors, principals, partners, members, employees, agents, representatives and affiliates (each being an “Indemnified Party”) from and against any and all losses, claims, actions, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, made by any third party or otherwise (including, without limitation, any customer or client of Seller), relating to or in connection with this Agreement, the collection of any Future Receipts, the rejection or revocation of merchandise or disputes with respect to any services of every kind and nature by any customer or client of Seller and the performance by such Indemnified Party under this Agreement, and Seller will reimburse any Indemnified Party for all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatening claim, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Seller further indemnifies and holds harmless the Processor(s), and their member banks, and the Buyer, and their respective officers managers, owners, affiliates, employees, agents and representatives (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities and expenses, including, but not limited to, attorney’s fees incurred by any of the Indemnitees arising from: (i) actions taken in reliance upon information or instructions provided to the Buyer and/or the Processor(s) and their member banks by or on behalf of Seller; or (ii) the occurrence of termination of this Agreement. In no case will the Indemnitees be liable for any claims asserted against them based on any theory of law or equity for lost profits, revenues, or business opportunities; exemplary, special or consequential damages, each of which is hereby expressly waived by Seller. However, in the event that any Indemnitee shall be found liable, damages shall not, under any circumstances, exceed the Amount Sold pertaining to the Schedule(s) of Purchased Receipts for which the underlying claim(s) arise(s). The provisions of this paragraph shall survive the termination of this Agreement.

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 5

16.	Governmental Approvals. Seller possesses and is in compliance with all permits, licenses, approvals, consents and other authorizations necessary to conduct its business. Seller is in compliance with any and all applicable federal, state, and local laws and regulations. Seller possesses all requisite permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

17.	Notices.

	a.	Notices from Buyer to Seller. Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer’s option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective three (3) calendar days after mailing to Seller’s address set forth in this Agreement.

	b.	Notices from Seller to Buyer. Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer’s sole discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer’s address at CFG Merchant Solutions, LLC, 180 Maiden Lane, 15th Floor, New York, NY 10038. Notices sent to Buyer shall become effective only upon receipt by Buyer.

18.	Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights or interests hereunder without the prior written consent of Buyer, which consent may be withheld at Buyer’s sole discretion. Buyer may assign this Agreement without notice to Seller.

19.	Buyer’s Costs of Enforcement, Attorney’s Fees. Buyer shall be entitled to receive or recover from Seller and Seller shall pay to Buyer all of Buyer’s costs and expenses, including Buyer’s collections costs, third-party collections charges, and Buyer’s reasonable attorney’s fees, in enforcing any of the terms of this Agreement, administering the transaction and, regardless of whether or not a legal action has been commenced. This provision shall survive termination of this Agreement.

20.	Cancellation. The obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any fees listed on the Schedule of Purchased Receipts. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the business bank account designated in the ACH authorization agreement signed on the date of this Agreement and as it may be amended or replaced from time to time and the ability to withdraw the Daily Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial.

21.	Personal Guaranty of Performance. Each Guarantor agrees to irrevocably, absolutely and unconditionally guarantee to Buyer prompt and complete performance of the following obligations of Seller (the “Guaranteed Obligations”):

	a.	Seller’s obligation to furnish Buyer with the bank statements for its Bank Account and any and all other accounts to which proceeds from Seller’s sales are deposited within seven (7) calendar days of any such request by Buyer.

	b.	Seller’s obligation to deposit all Future Receipts into the Bank Account and to not close or change the Bank Account or change the Processor through which the major Payment Cards are settled to another processor, or cease or change its payment instruction or other arrangements with Processor or to permit any event to occur that could cause a diversion of any of Seller’s Payment Card transactions to another processor without Buyer’s prior written consent.

	c.	Seller’s obligation to not conduct its businesses under any name other than as disclosed to Buyer, or open a new business with the intent to divert Seller’s Future Receipts, or change any of its places of business, or change the type of business it conducts without Buyer’s prior written consent.

	d.	Seller’s obligation to not voluntarily sell, dispose, convey or otherwise transfer its business or assets without the express prior written consent of Buyer and the assumption of all of Seller’s obligations under this Agreement by the purchaser or transferee of the business or assets pursuant to documentation reasonably satisfactory to Buyer.

	e.	Seller’s obligation to not enter into any other agreement for the sale of Future Receipts and/or cash advance agreement or financing or factoring agreement absent Buyer’s advance written consent.

	f.	Seller’s obligation to provide truthful, accurate, and complete information as required by this Agreement.

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 6

22.	Guarantor Waivers. Buyer does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under the Agreement and this Personal Guaranty of Performance if it is not notified of: (i) Seller’s failure to timely perform any obligation under the Agreement; (ii) any adverse change in Seller’s financial condition or business; (iii) Buyer’s acceptance of the Agreement; and (iv) any renewal, extension or other modification of the Agreement or Seller’s other obligations to Buyer. In addition, Buyer may take any of the following actions without releasing Guarantor from any of its obligations under the Agreement and this Personal Guaranty of Performance, (i) renew, extend or otherwise modify the Agreement or Seller’s other obligations to Buyer; and (ii) release Seller from its obligations to Buyer. Guarantor shall not seek reimbursement from Seller or any other guarantor for any amounts paid by it under the Agreement or this Personal Guaranty of Performance. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Seller, or any other guarantor, for any amounts paid by it, or acts performed by it, under the Agreement or this Personal Guaranty of Performance: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that Buyer must return any amount paid by Seller or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor’s obligations under the Agreement and this Personal Guaranty of Performance shall include that amount.

23.	Guarantor Acknowledgement. Each Guarantor acknowledges that Guarantor understands the seriousness of the provisions of the Agreement, including the Jury Waiver, Class Action Waiver and Arbitration sections, and has had a full opportunity to consult with counsel their choice; and have consulted with counsel or have decided not to avail himself / herself / themselves of that opportunity.

24.	Modifications Amendments; Entire and Final Agreement. This Agreement, together with Exhibit A and the documents provided in contemplation hereof (including, without limitation, Guarantees given in support hereof), contains the entire and final agreement and understanding between the parties to this Agreement and the documents given in contemplation hereof, and supersedes and replaces all prior negotiations and proposed agreements, written or oral. Each of the parties hereto acknowledges that no other party or any agent of any other party has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained in this Agreement and each of the parties acknowledges that he, she or it has not executed this Agreement in reliance on any promise, representation or warranty not contained in this Agreement. This Agreement may not be waived, altered, modified, revoked or rescinded except by a writing signed by one of Buyer’s executive officers. No attempt at oral modification or rescission of this Agreement will be binding upon the parties.

25.	Severability. In case any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

26.	Governing Law; Venue; Service of Process. This Agreement and all acts and transactions hereunder and thereunder and all rights and obligations of Buyer and Seller shall be governed, construed and interpreted in accordance with the internal laws of the State of New York. Seller: (i) agrees that for all actions or proceedings relating directly or indirectly hereto, the exclusive venue shall be any court sitting in the State of New York, at Buyer’s sole option; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Seller may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

27.	Headings Solely For Convenience. Headings to sections of this Agreement are solely for convenience, are not to be deemed part of the Agreement, and are not to be used to interpret or construe any provision of the Agreement.

28.	Counterparts; Facsimile; Scans. Facsimile signatures, or any other electronic means reflecting the party’s signature hereto, shall be deemed acceptable for all purposes. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

29.	Monitoring, Recording, and Solicitations.

	a.	Authorization to Contact Seller and Guarantor by Phone. Seller and Guarantor authorize Buyer, its affiliates, agents and independent contractors to contact Seller and Guarantor at any telephone number Seller or Guarantor provide to Buyer or from which Seller or Guarantor places a call to Buyer, or any telephone number where Buyer believes it may reach Seller or Guarantor, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller or Guarantor incur charges for receiving such communications.

	b.	Authorization to Contact Seller and Guarantor by Other Means. Seller and Guarantor also agree that Buyer, its affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller and Guarantor. Seller and Guarantor expressly consent to conduct business by electronic means.

30.	JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ACKNOWLEDGE THEIR RIGHT TO REVIEW THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 7

31.	CLASS ACTION WAIVER: BUYER, SELLER, AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT THE AMOUNT AT ISSUE IN THIS TRANSACTION AND ANY DISPUTES THAT ARISE BETWEEN THEM ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. BUYER AND SELLER, AND EACH GUARANTOR WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT BUYER AND SELLER OR ANY GUARANTOR IS PERMITTED BY LAW OR A COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, BUYER AND SELLER, AND EACH GUARANTOR AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

32.	WAIVER OF PERSONAL SERVICE OF PROCESS AND ALTERNATIVE SERVICE: SELLER AND GUARANTOR(S) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. SELLER AND GUARANTOR(S) UNDERSTAND AND AGREE THAT AN ACTION, LAWSUIT, OR CONTROVERSY MAY BE TAKEN UP AND CONSIDERED BY A COURT WITHOUT ANY FURTHER NOTICE. SELLER AND GUARANTOR(S) FURTHER AGREE TO WAIVE ANY OBJECTION TO THE ABSENCE OF FORMAL SERVICE OF PROCESS.

SELLER HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT ___________________ OR BY UNITED STATES POSTAL SERVICE AT THE ADDRESS LISTED IN THIS AGREEMENT OR BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

GUARANTOR HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT ___________________ OR BY UNITED STATES POSTAL SERVICE AT THE ADDRESS LISTED ON THE CONTRACT OR BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SELLER AND/OR GUARANTOR SHALL IMMEDIATELY NOTIFY BUYER OF ANY CHANGES TO ITS PHYSICAL ADDRESS OR EMAIL ADDRESS FOR SERVICE. UNLESS BUYER IS NOTIFIED OF A CHANGE IN ADDRESS, ALL ADDRESSES SHALL BE PRESUMED TO BE ACCURATE AND SERVICE AT THOSE ADDRESSES SHALL BE CONCLUSIVELY PRESUMED TO BE EFFECTIVE. ALL PARTIES, INCLUDING ADDITIONAL GUARANTORS, SHALL AGREE TO WAIVE SERVICE OF PROCESS AND ACCEPT SERVICE AT THE E-MAIL ADDRESS(ES) PROVIDED OR LAST KNOWN ADDRESS(ES).

33.	ARBITRATION: IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 CALENDAR DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR THE FORUM.BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR FOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR FORUM RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLIDATED, CLASS OR AGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 8

REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS “DISPUTES” AND “CLAIMS” SHALL HAVE THE BROADEST POSSIBLE MEANING.

34.	RIGHT TO OPT OUT OF ARBITRATION: SELLER AND GUARANTOR(S) MAY OPT OUT OF THE ARBITRATION CLAUSE ABOVE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 CALENDAR DAYS AFTER THE DATE OF THIS AGREEMENT: CFG MERCHANT SOLUTIONS, LLC, HEAD OF OPERATIONS, ARBITRATION OPT OUT, 180 MAIDEN LANE, 15TH FLOOR, NEW YORK, NEW YORK 10038.

The entity or individual signing for Seller below agrees that he/she/ has read, understood and agrees to abide by the terms of this Agreement including those terms contained in the Fee Structure Addendum attached hereto and incorporated by reference as Exhibit A.

08/27/2024
Dated:	/ /	Signature:	/s/ Bruce Cassidy	Mailing address:____
		Print Name:	BRUCE CASSIDY	City:	__________	State:	___	Zip:__
		Print Title:	OWNER	Phone:	__________

Dated:	/ /	Signature:		Mailing address:____
		Print Name:	___	City:	__________	State:	___	Zip:__
		Print Title:	___	Phone:	__________

Agreement of Each Guarantor:

Notice: This agreement contains a Personal Guaranty of Performance, and by signing below, you agree that you will be personally liable for the prompt and complete performance of obligations of the Seller as described in this Agreement.

08/27/2024
Dated:	/ /	(Signature):	/s/ Bruce Cassidy	Dated:	/ /	(Signature):
Dated:	/ /	(Signature):		Dated:	/ /	(Signature):

CFG MERCHANT SOLUTIONS, LLC.	CFG Merchant Solutions, LLC 180 Maiden Lane, Floor 15 New York, NY 10038

Dated:	/ /	By:
Print Name:
Print Title:

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 9

EXHIBIT A

FEE STRUCTURE ADDENDUM

This Fee Structure Addendum is made part of and incorporated by reference into that certain Purchase Agreement dated 8/26/2024 between CFG Merchant Solutions, LLC as Buyer and LOOP MEDIA INC as Seller (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

In addition to all of the fees and charges set forth in the Agreement, Seller agrees to pay Buyer on demand the fees and charges set forth in this Fee Structure Addendum. Buyer is authorized by Seller to initiate electronic or debit entries through the Automated Clearing House (“ACH”) or other wire transfer service as applicable from the designated Bank Account set forth in the Agreement to assess any of the fees and charges listed herein or referenced in the Agreement.

NSF Fee - $35.00 per occurrence.

Breach of Contract Fee - The greater of an amount equal to five percent (5%) of the undelivered Amount Sold at the time of the Breach or $2,500; except in California, wherein this fee will be capped at the maximum legal amount.

UCC Filing Fee - $195.00 to cover the cost of filing UCC-1 Financing Statement in connection with the Agreement; except in California, wherein this fee will be capped at the maximum legal amount.

Collection Fees and Costs - All out-of-pocket costs, collections fees charged by third parties, and reasonable attorneys’ fees and costs. Seller agrees that he/she/ has read, understood and agrees to abide by the terms contained in this Fee Structure Addendum.

SELLER(S)

[name of Seller]

Signature:	/s/ Bruce Cassidy	Signature:
Print Name:	BRUCE CASSIDY	Print Name:
Print Title:	OWNER	Print Title:

Agreement of Each Guarantor:

(Signature):	(Signature):
(Signature):	(Signature):

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 10

AUTHORIZATION AGREEMENT

FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

LOOP MEDIA INC (“Seller”) hereby authorizes CFG Merchant Solutions, LLC (“Buyer”) to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other payments due to Buyer from Seller under the terms of that Agreement for the Purchase Agreement (the “Agreement”) entered into between Seller and Buyer, as it may be amended, supplemented or replaced from time to time. Seller also authorizes Buyer to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if an Event of Default (as defined in the Agreement) occurs, Seller authorizes Buyer to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement.

Seller agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that the designated account is established and used primarily for commercial/business purposes, and not for consumer, family or household purposes. Seller authorizes Buyer to contact Seller’s financial institution to obtain available funds information and/or to verify any information Seller has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Seller understands and agrees that any revocation or attempted revocation of this Authorization will constitute an event of default under the Agreement. In the event that Seller closes the designated checking account, or the designated checking account has insufficient funds for any ACH transaction under this Authorization, Seller authorizes Buyer to contact Seller’s financial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Seller with Seller’s financial institution, and to initiate ACH transactions under this Authorization to such additional account(s). To the extent necessary, Seller grants Buyer a limited Power of Attorney to take action in Seller’s name to facilitate this authorization.

Transfer Funds To/From:	Name of Bank:	NA
	ABA Transit/Routing #:	NA
	Checking Account #:	NA

This authorization is to remain in full force and effect until all amounts due to Buyer under the Agreement have been paid in full, in such time and in such manner as to afford Buyer a reasonable opportunity to act on it.

Seller Information:	Seller’s Name:	LOOP MEDIA INC
Signature of Authorized Representative:
	Print Name:	BRUCE CASSIDY
	Title:	Chairman
Seller’s Tax ID:
	Date:	08 / 27 / 2024

[Attached Voided Check Here]

/s/ BAC
CFG Merchant Solutions, LLC	Seller’s Initials

Page | 11